Exhibit 99(a)
FIRST AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND
AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT
          FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (this “Amendment”) dated as of February 3, 2006, among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and Citicorp USA, Inc., as syndication agent, are parties to that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of November 21, 2005 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower, the Guarantors and the Administrative Agent are parties to that certain Amended and Restated Security and Pledge Agreement dated as of November 21, 2005 (as the same may be amended, modified or supplemented from time to time, the “Security and Pledge Agreement”); and
     WHEREAS, the Borrower and the Guarantors have requested that from and after the First Amendment Effective Date (as hereinafter defined), the Credit Agreement and the Security and Pledge Agreement each be amended subject to and upon the terms and conditions set forth herein;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Defined Terms Generally. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.
     2. New Defined Terms in Credit Agreement. Section 1.01 of the Credit Agreement is amended by adding the following new defined term in alphabetical order:
          “Remediation Payments” shall mean environmental investigation and remediation payments constituting Pre-Petition Payments in an aggregate amount not to exceed $10,000,000 made by the Borrower or the Guarantors in connection with, or to enable, the sale of plants of the Borrower or the Guarantors permitted under this Agreement to one or more buyers that are not Affiliates of the Borrower or the Guarantors.

     3. Amendments to Defined Terms in Credit Agreement. Section 1.01 of the Credit Agreement is amended by amending and restating the following definition to read in its entirety as follows:
          “Global EBITDAR” shall mean, for any period, all as determined in accordance with GAAP, the consolidated net income (or net loss) of the Global Entities for such period, plus (a) to the extent deducted in the calculation of consolidated net income, without duplication, the sum of (i) income tax expense, (ii) interest expense, (iii) amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (iv) depreciation and amortization expense, (v) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (vi) any extraordinary, unusual or non-recurring non-cash expenses or losses (other than Restructuring Costs) and one-time write-downs of assets, (vii) any expenses accounted by the Borrower or any of it Subsidiaries in such period for post-retirement or post-employment benefits under FAS 106 or FAS 112, (viii) any Restructuring Costs of the Borrower and its Subsidiaries accounted for in such period, (ix) professional fees and other “Chapter 11 expenses” (or “administrative costs reflecting Chapter 11 expenses”) attributable to the Borrower and the Guarantors for such period as shown on the Borrower’s consolidated statement of income for such period, and (x) the cumulative effect of any change in accounting principles, minus (b) to the extent included in the calculation of consolidated net income, the sum of (1) interest income and (2) any extraordinary, unusual or non-recurring gains, all as determined on a consolidated basis, minus (c) any cash payments made during such period in respect of expenses described in clause (vii) above, minus (d) for any period ending in 2006, any cash payments made during such period in respect of Restructuring Costs of the Borrower and its Subsidiaries in excess of $175,000,000 in the aggregate, minus (e) for any period ending in 2007, the sum of (x) any cash payments made during the portion of such period that occurs in 2007 in respect of Restructuring Costs of the Borrower and its Subsidiaries in excess of $100,000,000 in the aggregate and (y) any cash payments made during any portion of such period that occurs in 2006 in respect of Restructuring Costs of the Borrower and its Subsidiaries, to the extent the aggregate amount of such payments exceeds $175,000,000.
     4. Amendment to Section 5.01(a) of Credit Agreement (Annual Financial Statements). Section 5.01(a) of the Credit Agreement is hereby amended by amending and restating the first parenthetical therein to read in its entirety as follows:
          “(or, with respect to each fiscal year commencing with the 2006 fiscal year, such shorter period as the United States Securities and Exchange Commission may specify for the filing of annual reports on Form 10 K)”
     5. Amendments to Section 6.01 of Credit Agreement (Liens). Section 6.01 of the Credit Agreement is hereby amended by deleting the “and” after clause (xix) thereof, renumbering clause (xx) thereof to be clause (xxii), and adding the following new clauses (xx) and (xxi) in appropriate numerical order:

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          “(xx) Liens on assets of any non-Guarantor Domestic Entity that is a joint venture securing Indebtedness of such Domestic Entity owed to the Borrower or a Guarantor that is permitted under Section 6.03(xiii);”
          (xxi) “Debtor Liens” as defined in and on the terms provided in paragraphs 19, 20 and 21 of the Final Order; and”
     6. Amendment to Section 6.03 of Credit Agreement (Indebtedness). Section 6.03 of the Credit Agreement is hereby amended by amending and restating clause (xiii) thereof to read in its entirety as follows:
          “(xiii) other Indebtedness of the Global Entities in an aggregate outstanding amount not to exceed $25,000,000; provided that except with respect to any such Indebtedness of a non-Guarantor Domestic Entity owed to the Borrower or a Guarantor, such Indebtedness shall be unsecured.”
     7. Amendment to Section 6.04(a) of Credit Agreement (EBITDAR). Section 6.04(a) of the Credit Agreement is hereby amended by replacing the reference contained therein to “September 20, 2006” with “September 30, 2006”.
     8. Amendment to Section 7.01(m) of Credit Agreement (Event of Default for Pre-Petition Payments). Section 7.01(m) of the Credit Agreement is hereby amended by replacing the “and” after clause (i)(y) thereof with a comma, re-lettering sub-clauses (w), (x), (y) and (z) of clause (i) thereof to be clauses (v), (w), (x) and (y), respectively, and adding the following new clause (z) immediately thereafter:
          “and (z) in respect of Remediation Payments,”
     9. Amendment to Section 2 of Security and Pledge Agreement (Secured Obligations). Section 2 of the Security and Pledge Agreement is hereby amended by amending and restating the text of such section to read in its entirety as follows:
          “This Security Agreement and the Collateral secure the payment of (i) the Obligations, (ii) any obligations of each of the Grantors in respect of Indebtedness owed to JPMCB, CUSA, any other Lender or any of their respective banking Affiliates (or any Person that was a Lender or a banking Affiliate of a Lender at the time such obligation was incurred) and permitted by Section 6.03(viii) of the Credit Agreement, whether for principal, interest, fees, expenses or otherwise (such obligations, the “Cash Management Obligations”) and (iii) any Secured Hedging Obligations (as defined in Section 20) (collectively, all such obligations of the Grantors described in clauses (i), (ii) and (iii) are the “Secured Obligations”).”
     10. Amendment to Section 15(g) of Security and Pledge Agreement (Remedies Waterfall). Section 15(g) of the Security and Pledge Agreement is hereby amended by replacing “Designated Hedging Obligations” with “Secured Hedging Obligations” each time it appears therein.

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     11. Amendment to Section 20 of Security and Pledge Agreement (Additional Secured Obligations). Section 20 of the Security and Pledge Agreement is hereby amended by amending and restating the text of such section to read in its entirety as follows:
          “Unless otherwise provided by the Borrower in writing to the Administrative Agent, obligations under any Hedging Agreement between any Grantor and a Lender or an Affiliate of a Lender (or a Person who was a Lender or an Affiliate of a Lender on the trade date with respect to such obligations) shall automatically constitute additional Secured Obligations hereunder (such obligations, “Secured Hedging Obligations”); provided that at no time shall the aggregate amount of all Secured Hedging Obligations exceed $150,000,000, determined on a marked-to-market basis. The Borrower shall include a line item in each Borrowing Base Certificate showing the aggregate amount of all outstanding Secured Hedging Obligations determined on a marked-to-market basis. In addition, the Borrower shall provide to the Administrative Agent, concurrently with each delivery of a Borrowing Base Certificate (or, if the Administrative Agent reasonably requests, more frequently), a summary of outstanding Secured Hedging Obligations as of the period covered in such Borrowing Base Certificate (or such other date reasonably requested by the Administrative Agent), showing the aggregate amount of such obligations determined on a marked-to-market basis by counterparty and such other information reasonably requested by the Administrative Agent. At the request of the Administrative Agent from time to time, the Borrower shall provide to the Administrative Agent copies of any Hedging Agreements pursuant to which Secured Hedging Obligations have been incurred.”
     12. Conditions to Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which this Amendment shall have been executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders, and the Administrative Agent shall have received evidence satisfactory to it of such execution.
     13. Miscellaneous.
          (a) Except to the extent hereby amended, the Credit Agreement, the Security and Pledge Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed.
          (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (c) This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the “Agreement” or the “Credit Agreement” is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed

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or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment. Whenever the “Security Agreement” or the “Security and Pledge Agreement” is referred to in the Credit Agreement, the Security and Pledge Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Security and Pledge Agreement as modified by this Amendment.
          (d) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
          (e) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
[SIGNATURE PAGES TO FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

BORROWER:

DELPHI CORPORATION

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: Vice President and Chief Restructuring
Officer

GUARANTORS:

ASEC MANUFACTURING GENERAL PARTNERSHIP,

a Delaware general partnership

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Assistant Treasurer

ASEC SALES GENERAL PARTNERSHIP,

a Delaware general partnership

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Assistant Treasurer

ASPIRE, INC.,

a Michigan corporation

By:	/s/ JAMES P. WHITSON
Name: James P. Whitson
Title: Vice President

DELCO ELECTRONIC OVERSEAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: President

DELPHI AUTOMOTIVE SYSTEMS
GLOBAL (HOLDING), INC.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: President

DELPHI AUTOMOTIVE SYSTEMS HUMAN
RESOURCES LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS
INTERNATIONAL, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Treasurer

DELPHI AUTOMOTIVE SYSTEMS RISK
MANAGEMENT CORP.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Treasurer

DELPHI CHINA LLC,

a Delaware limited liability company

By:	/s/ JAMES P. WHITSON
Name: James P. Whitson
Title: Chief Tax Officer

DELPHI CONNECTION SYSTEMS,

a California corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Treasurer

DELPHI DIESEL SYSTEMS CORP.,

a Delaware corporation

By:	/s/ JAMES P. WHITSON
Name: James P. Whitson
Title: Chief Tax Officer

DELPHI ELECTRONICS (HOLDING) LLC,

a Delaware limited liability company

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Assistant Treasurer

DELPHI FOREIGN SALES CORPORATION,

a Virgin Islands corporation

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: Controller

DELPHI INTEGRATED SERVICE SOLUTIONS, INC.,

a Michigan corporation

By:	/s/ JAMES P. WHITSON
Name: James P. Whitson
Title: Vice President

DELPHI INTERNATIONAL HOLDINGS CORP.,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: President

DELPHI INTERNATIONAL SERVICES, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Chief Financial Officer & Treasurer

DELPHI LIQUIDATION HOLDING COMPANY,

a Delaware corporation

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: President

DELPHI LLC,

a Delaware limited liability company

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: President

DELPHI MECHATRONIC SYSTEMS, INC.,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Treasurer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION,

a Colorado corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Vice President & Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Vice President & Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Vice President & Treasurer

DELPHI NY HOLDING CORPORATION,

a New York corporation

By:	/s/ JOHN D. SHEEHAN
Name: John D. Sheehan
Title: President

DELPHI SERVICES HOLDING CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Treasurer

DELPHI TECHNOLOGIES, INC.,

a Delaware corporation

By:	/s/ THOMAS N. TWOMEY
Name: Thomas N. Twomey
Title: Vice President Intellectual Property

DREAL, INC.,

a Delaware corporation

By:	/s/ JOHN A. JAFFURS
Name: John A. Jaffurs
Title: President

ENVIRONMENTAL CATALYSTS, LLC,

a Delaware limited liability company

By:	/s/ JOSEPH P. GUMINA
Name: Joseph P. Gumina
Title: Treasurer

EXHAUST SYSTEMS CORPORATION,

a Delaware corporation

By:	/s/ JOHN P. ARLE
Name: John P. Arle
Title: Assistant Treasurer

PACKARD HUGHES INTERCONNECT COMPANY,

a Delaware corporation

By:	/s/ JAMES P. WHITSON
Name: James P. Whitson
Title: Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD.,

a Virgin Islands corporation

By:	/s/ MICHAEL T. REAGAN
Name: Michael T. Reagan
Title: Treasurer and Secretary

SPECIALTY ELECTRONICS, INC.,

a South Carolina corporation

By:	/s/ JAMES P. WHITSON
Name: James P. Whitson
Title: Chief Tax Officer

AGENTS AND LENDERS:

JPMORGAN CHASE BANK, N.A.
Individually and as Administrative Agent

By:	/s/ GIANNI RUSSELLO
Name: Gianni Russello
Title: Asssociate

CITICORP USA, INC.

By:	/s/ JEFFREY NITZ
Name: Jeffrey Nitz
Title: Director

Signature page for the First Amendment to Amended and Restated Credit Agreement and Amended and Restated Security and Pledge Agreement, dated as of February 3, 2006 among Delphi Corporation and the lenders party thereto

Name of Lender:

By:
Name:
Title: